SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934






       Date of Report (Date of earliest reported event): November 29, 2000



                               MOTIENT CORPORATION
             (Exact name of registrant as specified in its charter)





         Delaware                   0-23044                    93-0976127
     (State or other          (Commission File No.)          (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation or
     organization)




                            10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                                 (703) 758-6000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)






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ITEM 5.  Other Events

         On November 29, 2000, Motient Corporation ("Motient") completed the previously-announced sale of its retail transportation business to Aether Systems, Inc. The transaction was completed on substantially the same terms as described in Motient's report on Form 8-K dated September 20, 2000.


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

The following documents are filed as exhibits to the report:

99.1     Press Release of Aether Systems, Inc. dated December 1, 2000.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MOTIENT CORPORATION

                                      By:    /s/Randy S. Segal
                                            Randy S. Segal
                                            Senior Vice President, General
                                            Counsel and Secretary


                                      Date:  December 1, 2000





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